UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 28, 2005

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12771	95-3630868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 1.01.	Entry into a Material Definitive Agreement.

(a) Science Applications International Corporation (“SAIC” or the “Company”) and Mark W. Sopp (“Mr. Sopp”) entered into the employment letter agreement dated as of November 17, 2005 (the “Employment Letter Agreement”). A copy of the Employment Letter Agreement is filed with this report as Exhibit 10.1. In addition, the Company sent Mr. Sopp a Stock Offer Letter dated November 14, 2005 (the “Stock Offer Letter”). A copy of the Stock Offer Letter is filed with this report as Exhibit 10.2. (The Employment Letter Agreement and the Stock Offer Letter are collectively referred to as the “Sopp Agreement.”) The material terms and conditions of the Sopp Agreement are summarized in Item 5.02 (c)(3) below.

Item 1.02.	Termination of a Material Definitive Agreement.

(a) SAIC and Thomas E. Darcy entered into an agreement dated as of November 28, 2005 (the “Darcy Agreement”) pursuant to which the severance agreement that the Company previously entered into with Mr. Darcy dated September 1, 2005 terminated effective as of November 28, 2005. A copy of the Darcy Agreement is filed with this report as Exhibit 10.3. A copy of the Company’s standard form severance agreement was filed as Exhibit 10.2 to the Form 8-K report filed by the Company on November 22, 2005.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On November 28, 2005, SAIC issued a press release announcing that Thomas E. Darcy, who has served as the Company’s Chief Financial Officer since October 2000, will now serve as an Executive Vice President – Strategic Projects of the Company. Mr. Darcy’s role as Chief Financial Officer and as an executive officer of the Company terminated effective as of November 28, 2005.

(c) (1) In the November 28, 2005 press release, SAIC announced the election of Mr. Sopp as the Company’s Executive Vice President and Chief Financial Officer, effective as of November 28, 2005.

(2) Mr. Sopp, age 40, served as Senior Vice President, Chief Financial Officer and Treasurer of Titan Corporation, a company that provides information and communications systems and services primarily to the U.S. Government, since April 2001. Prior thereto, he was a Vice President and Chief Financial Officer of Titan Systems Corporation, a subsidiary of Titan Corporation, since 1998. From 1991 to 1998 he was Director/International Controller at Taylor Made Golf Company, a golf products company.

(3) Under the terms of the Sopp Agreement (defined in Item 1.01 above), Mr. Sopp is employed as the Executive Vice President and Chief Financial Officer of the Company. The material terms and conditions of the Sopp Agreement are summarized below, which summary is qualified by reference to the provisions of the Sopp Agreement attached to this report as Exhibit 10.1 and Exhibit 10.2.

Term of Employment

Under the terms of the Sopp Agreement, Mr. Sopp is an at-will employee of the Company.

Base Salary

Mr. Sopp will receive an annual base salary of $450,000. Under the Sopp Agreement, Mr. Sopp’s base salary will be first reviewed for salary adjustment in March 2007.

Bonus

Mr. Sopp will be eligible to participate in the Company’s annual performance bonus program. With respect to his bonus relating to fiscal year 2006, the target amount is $400,000, with a maximum target bonus of $600,000. The indicated target and maximum target amounts represent the amounts based on a full year of service. The bonus that Mr. Sopp actually will receive with respect to fiscal year 2006 will be prorated based on the portion of the fiscal year that Mr. Sopp served as an SAIC employee and the extent to which Mr. Sopp and the Company achieve certain performance objectives.

Long-Term Incentives

With respect to his performance in fiscal year 2007, Mr. Sopp will receive an award of stock options to purchase shares of the Company’s Class A Common Stock with a target value of $1,400,000. The number of options that Mr. Sopp will actually receive will be based on the extent to which Mr. Sopp and the Company achieve certain performance objectives relating to fiscal year 2007. The number of stock options represented by the $1,400,000 target value is equal to $1,400,000 divided by 50% of the stock price of the Company’s stock on the date of grant. The options will vest on the following schedule: 20%, 20%, 20% and 40% on the first, second, third and fourth anniversaries of the date of grant, respectively.

Sign-on Bonus and Incentives

Mr. Sopp will receive an award of options to purchase 65,000 shares of the Company’s Class A Common Stock with an exercise price equal to the price of the Company’s stock on the date of grant. In addition, Mr. Sopp will receive an award of restricted stock with a value equal to $100,000 on the date of grant, based upon the price of the Company’s stock on the date of grant. The stock options and restricted stock award will vest on the following schedule: 20%, 20%, 20% and 40% on the first, second, third and fourth anniversaries of the date of grant, respectively.

Other Benefits and Perquisites

Mr. Sopp will receive the medical, dental, insurance and other benefits generally made available to full-time employees of the Company. In addition, Mr. Sopp will receive any executive financial and tax planning services generally made available to the Company’s executive officers.

Relocation Benefit

If the Company’s executive headquarters are ever relocated to a location more than 50 miles from San Diego, California, Mr. Sopp will receive the Company’s standard relocation benefits, including packing and moving expenses, temporary housing, house-hunting travel, and closing costs on the sale of his current residence, with a gross-up for income taxes.

Change in Control

The Company agreed to enter into a severance agreement with Mr. Sopp in the form that it has entered into with certain key executive officers. A summary of the terms and conditions of the severance agreement is contained in the Form 8-K report filed by the Company on November 22, 2005. A copy of the Company’s standard form severance agreement was filed as Exhibit 10.2 to such Form 8-K report.

Arbitration

All disputes arising under or in connection with the Agreement will be resolved through the Company’s dispute resolution process, which includes binding arbitration.

Indemnification

The Company will enter into an indemnification agreement with Mr. Sopp in the form that it has entered into with each of its directors and executive officers. A summary of the terms and conditions of the indemnification agreement is contained in the Form 8-K report filed by the Company on November 22, 2005. A copy of the Company’s standard form indemnification agreement was filed as Exhibit 10.1 to such Form 8-K report.

(c)(4) Mr. Darcy’s role as Chief Financial Officer of the Company terminated effective as of November 28, 2005. He will continue to be employed as an Executive Vice President- Strategic Projects of the Company. The Company will continue to provide Mr. Darcy with his current salary, short-term incentive compensation based on his target bonus and such other benefits as are generally available to full-time employees and executive officers of the Company, through April 1, 2007, provided that Mr. Darcy satisfactorily provides his services to the Company through April 1, 2007. Under the terms of the Darcy Agreement, as described in Section 1.02 above, the severance agreement that the Company previously entered into with Mr. Darcy dated September 1, 2005 terminated effective as of November 28, 2005.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

10.1	Employment letter agreement between SAIC and Mark Sopp, dated as of November 17, 2005 (filed herewith).

10.2	Stock Offer Letter dated November 14, 2005 to Mark Sopp from SAIC (filed herewith).

10.3	Agreement between SAIC and Thomas E. Darcy, dated as of November 28, 2005 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

By:	/s/ DOUGLAS E. SCOTT
Senior Vice President, General Counsel and Secretary

Dated: November 28, 2005

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Employment letter agreement between SAIC and Mark Sopp, dated as of November 17, 2005 (filed herewith).

10.2	Stock Offer Letter dated November 14, 2005 to Mark Sopp from SAIC (filed herewith).

10.3	Agreement between SAIC and Thomas E. Darcy, dated as of November 28, 2005 (filed herewith).